SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2004
                       -------------------
                  Commission File Number 1-5324
                             ------

                       NORTHEAST UTILITIES
                      --------------------
     (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                           04-2147929
  ----------------------                    ---------------
(State or other jurisdiction of       (I.R.S. Employer incorporation or
      organization)                           Identification No.)

            174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
            MASSACHUSETTS                 01090-0010
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(Address of principal executive offices)  (Zip Code)

                         (413) 785-5871
      (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
      (Former name or former address, if changed since last
                             report)


ITEM 9.   Regulation FD Disclosure and

ITEM 12.  Results of Operations and Financial Condition

     On January 27, 2004, Northeast Utilities issued a press release announcing unaudited results of operations for the three and twelve month periods ending December 31, 2003. A copy of the press release is attached as Exhibit 99.1. Exhibits 99.1 and 99.2, which are incorporated in Item 9 by reference hereto, are furnished pursuant to Regulation FD.

                          EXHIBIT INDEX

Exhibit 99.1   Northeast Utilities Press Release dated January 27, 2004.

Exhibit 99.2 Financial Report for the three and twelve month periods ending December 31, 2003.


                   [SIGNATURE PAGE TO FOLLOW]

                         SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NORTHEAST UTILITIES
                         (Registrant)


                         By:  /s/ Randy A. Shoop
                              Name:  Randy A. Shoop
                              Title:  Assistant Treasurer - Finance



Date:  January 27, 2004